EXHIBIT 25

                                POWER OF ATTORNEY



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                                POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Terry L. Robinson or Thomas F. Malloy and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Annual Report on Form 10-KSB and all amendments and/or supplements to this file this Annual Report on Form 10-KSB

Signature                                 Title                     Date


/s/Thomas N. Gavin                       Director               March 26, 2001
------------------------------------
Thomas N. Gavin


/s/David B. Gaw                          Director               March 26, 2001
------------------------------------
David B. Gaw


/s/Fred J. Hearn Jr.                     Director               March 26, 2001
------------------------------------
Fred J. Hearn Jr.


/s/Conrad W. Hewitt                      Director               March 26, 2001
------------------------------------
Conrad W. Hewitt


/s/Harlan R. Kurtz                       Director               March 26, 2001
------------------------------------
Harlan R. Kurtz


/s/Richard S. Long                       Director               March 26, 2001
------------------------------------
Richard S. Long


/s/Thomas H. Lowenstein                  Director               March 26, 2001
------------------------------------
Thomas H. Lowenstein


/s/Thomas F. Malloy                      Director and           March 26, 2001
------------------------------------     Chairman of the Board
Thomas F. Malloy


/s/Terry L. Robinson                     President, Chief       March 26, 2001
------------------------------------     Executive Officer
Terry L. Robinson                        and Director
                                         (Principal Executive Officer)


/s/James E. Tidgewell                    Director               March 26, 2001
------------------------------------
James E. Tidgewell


/s/Lee-Ann Cimino                        Sr. Vice President     March 26, 2001
------------------------------------     Chief Financial Officer
Lee-Ann Cimino                           (Principal Financial Officer)

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